SUBORDINATION AGREEMENT

    THIS SUBORDINATION AGREEMENT (this
"Agreement") dated as of November 3, 1997, is made and entered into by and among CITICORP NORTH AMERICA, INC., as agent for the Issuing Bank and the Lenders (as hereafter defined) (the "Agent"), LG ELECTRONICS INC., a corporation organized under the laws of the Republic of Korea
(the "Subordinated Creditor"), and ZENITH ELECTRONICS
CORPORATION, a Delaware corporation (the "Borrower").
All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

                       W I T N E S S E T H:

    WHEREAS, the Borrower, the financial institutions party thereto from time to time (the "Lenders"), Citibank, N.A., as Issuing Bank (the "Issuing Bank"), and Agent are parties to that certain Credit Agreement dated as of March 31, 1997, as amended by that certain First Amendment to Credit Agreement dated as of October 29, 1997 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"); and

    WHEREAS, the Obligations under the Credit Agreement and the other Loan Documents are secured by the Lien of Agent, for its benefit and the benefit of the Lenders and the Issuing Bank, on the Collateral (together with any Liens that may be granted to Agent, the Issuing Bank or any Lender from time to time, the "Senior Lien"); and

    WHEREAS, at the request of Borrower, Subordinated
Creditor has agreed to guarantee from time to time the obligations of Borrower under the Additional Unsecured Debt as more fully set forth in that certain Reimbursement Agreement by and between Borrower and Subordinated Creditor dated
November 3, 1997 (as amended, restated or otherwise modified from time to time, and together with each guaranty by Subordinated Creditor of the Additional Unsecured Debt, the "Reimbursement Agreement"); and

    WHEREAS, Subordinated Creditor has requested that Borrower grant to Subordinated Creditor a Lien on the Capital Stock of Borrower's domestic Subsidiaries and on certain Intellectual Property (other than the Tuning Patents, Tuning Patent Royalties, and License Agreements), real estate and Equipment located in the United States of the Borrower and its Material Subsidiaries (the "Subordinated Creditor Collateral") to secure the reimbursement obligations of the Borrower under the Reimbursement Agreement (the Borrower's reimbursement obligations under the Reimbursement Agreement, together with all fees to be paid to Subordinated Creditor in connection with the Reimbursement Agreement and all other amounts which may from time to time be owing to Subordinated Creditor or any affiliate of Subordinated Creditor in connection with the Reimbursement Agreement, the Subordinated Lien, the
Subordinated Debt Documents or the Additional Unsecured
Debt are hereinafter collectively referred to as the "Subordinated
Debt"); and

    WHEREAS, as an inducement and a condition precedent to, and part of the consideration for, Agent's, the Issuing Bank's and the Lenders' consent to the granting of the Subordinated
Lien and the creation of the Subordinated Debt, Subordinated Creditor has agreed, among other things, subject to the terms and provisions of this Agreement, (i) to subordinate the Subordinated Debt to the Obligations at all times prior to the Termination Date, (ii) to subordinate any Lien which Subordinated Creditor has or may have in the future in the Subordinated Creditor Collateral and any other assets or property of Borrower or any Subsidiary of Borrower (the "Subordinated Lien") to the Senior Lien and (iii) to forebear from foreclosing upon any part of the Collateral or any other security with respect to the Subordinated Debt or otherwise exercising any creditor's remedy or taking any action against Borrower upon any of its obligations to Subordinated Creditor except as permitted hereby.

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, it is hereby agreed as follows:

    1. Priority of Liens. Notwithstanding anything to the contrary including without limitation the date, time, manner or order of perfection or attachment of the security interests and liens on the Collateral granted by Borrower to either of Agent or Subordinated Creditor, and notwithstanding the usual application of the priority provisions of the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction, or whether Subordinated Creditor holds possession of all or any part of the Collateral, or if Agent or Subordinated Creditor is perfected without filing or possession in any part of the Collateral, the Senior Lien shall be a first, senior and prior security interest in and lien on the Collateral, prior in interest and superior to the Subordinated Lien.

    2.  Subordination of Subordinated Debt.

        (a) As of the date hereof and until the Termination
Date, Subordinated Creditor subordinates any and all claims now or hereafter owing to it by Borrower under the Subordinated
Debt to any and all claims of Agent, the Issuing Bank and the Lenders under the Obligations (including, without limitation, interest or other payments on the Obligations paid or accrued after the commencement of an Insolvency Proceeding) (as hereinafter defined), and payment of or for adequate protection pursuant to any Insolvency Proceeding, and, except as set forth in paragraph (b) below, agrees that all claims of the Lenders, the Issuing Bank and Agent shall be paid in full in cash or otherwise satisfied and the Commitments shall be terminated before any payment may be made on the Subordinated Debt, whether of principal or interest or other Indebtedness.

        (b) Except as set forth below in this paragraph (b), Subordinated Creditor agrees not to accept any payment of the Subordinated Debt nor make any transfer to third parties not party to this Agreement or take any other action designed to secure directly or indirectly from Borrower or any other Person any payment on account of the Subordinated Debt, without the express, prior written consent of Agent, and, except as set forth below in this paragraph (b), Subordinated Creditor agrees to pay over to Agent any funds that may be received by it from Borrower as a payment on account of the Subordinated Debt at any time prior to the Termination Date. Subordinated Creditor further agrees not to sell, assign, transfer or endorse any Subordinated Debt or Subordinated Lien to anyone except subject to the terms and conditions of this Agreement. Notwithstanding anything contained herein to the contrary, (i) provided no Default or Event of Default then exists or would be caused thereby, Borrower may (x) make payments of the Additional Unsecured Debt to the holders thereof, and (y) pay and Subordinated Creditor may receive payments of fees in connection with the Reimbursement Agreement to the extent permitted by Section 7.6 of the Credit Agreement and (ii) in any Insolvency Proceeding, Subordinated Creditor shall be entitled to receive and retain its share of any payment, security or other distribution payable to a class of unsecured creditors on account of any portion of the Subordinated Debt that is determined to be an unsecured deficiency claim or by way of subrogation to the Additional Unsecured Debt.

        (c) Subordinated Creditor agrees that the priority of the Obligations set forth above shall continue during any insolvency, receivership, bankruptcy, dissolution, liquidation, or reorganization proceeding, or in any other proceeding, whether voluntary or involuntary, by or against Borrower, under any bankruptcy or insolvency law or laws, federal or state relating to the relief of debtors of any jurisdiction, whether now or hereafter in effect, and in any out-of-court composition, assignment for the benefit of any creditor, readjustment of indebtedness, reorganization, extension or other debt arrangement of any kind (collectively, "Insolvency Proceeding"). In the event of any payment, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property, assets or business of Borrower, or the proceeds thereof, or any securities of Borrower, to Subordinated Creditor, by reason of any liquidation, dissolution or other winding up of Borrower or its business or by reason of any sale or Insolvency Proceeding, then any such payment or distribution of any kind or character, whether in cash, property or securities, which, but for the subordination provisions of this Section 2, would otherwise be payable or deliverable upon or in respect of the Subordinated
Debt, shall instead be paid over or delivered directly to Agent, for application to the payment of the Obligations, to the extent necessary to make payment of the Obligations remaining unpaid after giving effect to any concurrent payment or distribution to Agent, and Subordinated Creditor shall not receive any such payment or distribution or any benefit therefrom to such extent until after the Termination Date.

        (d) Subject to the provisions of this Agreement, Agent shall have the sole right to control all aspects of liquidation of the Collateral and disposition of the proceeds thereof, including all proceedings pertaining thereto under any Insolvency Proceeding and the approval of any plan of reorganization of Borrower thereunder.

    3. Negative Covenants. For so long as this Agreement is in effect, and except as expressly permitted hereby,
(i) Borrower shall not directly or indirectly, make any payment (other than a payment permitted by paragraph 2(b) hereof and other than the Lien on the Subordinated Creditor Collateral) on account of or grant a security interest in, mortgage, pledge, assign or transfer any properties to secure or satisfy all or any part of the Subordinated Debt; (ii) Subordinated Creditor shall not demand, collect or accept from Borrower or any other
Person any payment (other than a payment permitted by paragraph 2(b) hereof and other than the Lien on the Subordinated Creditor Collateral) or security on account of the Subordinated Debt or any part thereof, or accelerate the maturity of the Subordinated Debt; (iii) Subordinated Creditor shall not exchange or set off any part of the Subordinated Debt;
(iv) Subordinated Creditor shall not hereafter give any subordination in respect of the Subordinated Debt or transfer or assign any of the Subordinated Debt or Subordinated Lien to any Person other than Agent unless the transferee or assignee thereof first agrees in writing with Agent to be bound by the terms of this Agreement; (v) Borrower shall not hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Debt, and Subordinated Creditor will not receive any such writing, except upon the prior written approval of Agent; (vi) Borrower and Subordinated Creditor shall not amend, alter or modify any provision of the Reimbursement Agreement or any document securing or evidencing Borrower's reimbursement obligations under the Reimbursement Agreement (collectively, the "Subordinated Debt Documents") without the prior written consent of Agent; (vii) Subordinated Creditor shall not commence or join with any other creditors of a Borrower in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against Borrower; and (viii) neither Borrower nor Subordinated Creditor shall otherwise take or permit any action prejudicial to or inconsistent with Agent's priority position over Subordinated Creditor that is created by this Agreement.

    4.  Forbearance from Exercise of Certain Remedies.
Until the Termination Date and except as permitted in Section
2(b) hereof, Subordinated Creditor shall not (a) take any action or exercise any remedy against Borrower to enforce the Subordinated Debt (other than filing a proof of claim, voting on a plan of reorganization in an Insolvency Proceeding, obtaining adequate protection of the Subordinated Lien (which shall be junior to any adequate protection of the Senior Lien) or other actions necessary to preserve the Subordinated Debt and Subordinated Lien in an Insolvency Proceeding and not inconsistent with the provisions of this Agreement); or (b) take any action or exercise any remedy against any guarantor of or pledgor securing the Obligations in order to collect any of the Subordinated Debt; or (c) take any action or exercise any remedy against the Collateral as a result of any breach or default under the Subordinated Debt; or (d) commence, or join with any other creditor of Borrower in commencing, any bankruptcy, reorganization or Insolvency Proceeding against Borrower; or
(e) take any action or exercise any remedy against any property or assets of any guarantor of or pledgor securing the Obligations; or (f) take any action or exercise any remedy with respect to any securities, equity or otherwise, of Borrower pledged to Subordinated Creditor. Subordinated Creditor understands and agrees that Agent shall have the right, but shall have no obligation, to cure any default under the Subordinated Debt without the prior written consent of Subordinated
Creditor.

    5. Duration and Termination. This Agreement shall constitute a continuing agreement of subordination, and shall remain in full force and effect until the earlier of (the "Termination Date") (a) indefeasible payment in full of the Obligations and termination of the Commitments, or (b) the final liquidation, sale or other disposition of all Collateral, and the receipt of the proceeds thereof by Agent. The Lenders may, without notice to Subordinated Creditor, extend or continue or increase the amount of credit and make other financial accommodations to or for the account of Borrower in reliance upon this Agreement. The obligations of Subordinated Creditor under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Obligations is rescinded or must otherwise be restored or returned by Agent, the Issuing Bank or any Lender by reason of any bankruptcy, reorganization, arrangement, composition or Insolvency Proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

    6.  Warranties and Representations of Subordinated
Creditor. Subordinated Creditor hereby represents and warrants that: (i) it has not relied nor will it rely on any representation or information of any nature made by or received from Agent relative to Borrower in deciding to execute this Agreement; (ii) no part of the Subordinated Debt is evidenced by any instrument or writing except the Reimbursement Agreement and the Subordinated Debt Documents; (iii) Subordinated Creditor is the lawful owner of the Subordinated Debt; (iv) Subordinated
Creditor has not heretofore assigned or transferred any of the Subordinated Debt, any interest therein or any Collateral or security pertaining thereto; (v) Subordinated Creditor has not heretofore given any subordination in respect to the Subordinated Debt; (vi) it has the corporate power and authority to enter into this Agreement, and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it; and (vii) this Agreement has been duly authorized, validly executed and delivered by one or more authorized signatories of Subordinated Creditor, and constitutes the legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms. Subordinated Creditor also represents and warrants to Agent that true and complete copies of the Subordinated Debt Documents have been or concurrently herewith are being furnished to Agent, and that no part of the Subordinated Debt is evidenced by any other instrument, security or other writing which has not been or is not concurrently herewith being furnished to Agent.

    7.  Subordinated Creditor Waivers.  Subordinated
Creditor expressly waives all notices not specifically required pursuant to the terms of this Agreement whatsoever, and Subordinated Creditor expressly consents to reliance by Agent, the Issuing Bank and the Lenders upon the subordination and other agreements as herein provided. Subordinated Creditor agrees that neither Agent, the Issuing Bank nor any Lender has made warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Documents or the collectibility of the obligations thereunder, that Agent shall be entitled to manage and supervise the Loans in accordance with applicable law and its usual practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that Subordinated Creditor may now or hereafter have in or to any of the Collateral, and that neither Agent, the Issuing Bank nor any Lender shall have any liability to Subordinated Creditor for, and Subordinated Creditor waives any claim which Subordinated Creditor may now or hereafter have against Agent, the Issuing Bank or any Lender arising out of, and Subordinated Creditor waives any objection to, (i) any and all actions which Agent, the Issuing Bank or the Lenders take or omit to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Collateral or the Senior Lien, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, the Collateral and actions with respect to the collection of any claim for all or any part of the obligations from any account debtor, guarantor or any other party) with respect to the Loans, the Loan
Documents or to the collection of the Obligations or the valuation, use, protection or release of the Collateral and/or other security for the Obligations, (ii) any motion for relief from the automatic stay brought by Agent, the Issuing Bank or any Lender, (iii) the procedures established for, or the terms of, any foreclosure on, or sale or other liquidation of the Collateral, (iv) Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11
U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111 (b)(2) of the Bankruptcy Code, and/or (v) any borrowing of, or grant of a security interest under Section 364 of the Bankruptcy Code to Borrower as debtor-in-possession. Additionally, Subordinated Creditor acknowledges that any right it may have to receive adequate protection or an administrative claim priority in connection with any debtor-in-possession financing, use of cash collateral or otherwise under the Bankruptcy Code is junior and subordinate to the rights of Agent, the Issuing Bank and the Lenders to receive adequate protection and administrative claim priority.

    8. Turnover of Prohibited Transfers. If any payment, distribution or security, or the proceeds thereof, are received by Subordinated Creditor on account of or with respect to any of the Subordinated Debt other than as expressly permitted in paragraph 2(b) hereof, Subordinated Creditor shall forthwith deliver same to Agent in the form received (except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to Agent) for application to the Obligations or, at Agent's option, Subordinated Creditor shall pay to Agent the amount thereof on demand. Agent is irrevocable authorized to supply an required endorsement or assignment which may have been omitted. Until so delivered, any such payment, distribution or security shall be held by Subordinated Creditor in trust for Agent, and shall not be commingled with other funds or property of Subordinated
Creditor.

    9. Proceeds. The order of priority of liens set forth in Section 1 hereof shall apply to all proceeds of the Collateral, including, without limitation, any insurance proceeds payable in the event of loss of, or damage to, the Collateral.

    10. Waiver of Marshaling. Subordinated Creditor agrees that Agent shall have no obligation to marshal any part of the Collateral or any other property, instruments, documents, agreements or guaranties before enforcing its rights against the Subordinated Creditor Collateral or any other Collateral. Accordingly, the parties hereto agree that Agent may liquidate the Collateral in any order in its sole discretion.

    11.  Perfection and Release of Liens.  Subordinated
Creditor hereby agrees to execute and deliver such documents, instruments, lien releases, assignments and financing statements and do such acts as may be necessary in order for Agent to establish and maintain a first, valid, prior and perfected security interest in the Collateral. In the event of any sale or other disposition of all or any part of the Collateral prior to payment in full of the Obligations, upon request by Agent, Subordinated Creditor shall execute releases, assignments, UCC terminations and other similar agreements that are requested by Agent from time to time; provided, (i) the Agent also releases its lien on such Collateral in connection with such sale or disposition, and (ii) the Subordinated Lien shall continue in any proceeds of the Subordinated Creditor Collateral subject to the provisions of this Agreement. Upon payment and satisfaction in full of the Subordinated Debt, Subordinated Creditor shall cooperate fully in releasing the Subordinated Lien, if in existence at such time, promptly upon the request of Agent.

    12.  No Contest of Security Interest.  Subordinated
Creditor shall not contest the validity, perfection or enforceability of the Senior Lien or any other lien or security interest granted to Agent, the Issuing Bank or any Lender by Borrower, or any payment on the Obligations or the allowance of the Obligations as a senior secured claim, and Subordinated Creditor agrees to cooperate in the defense of any action contesting the validity, perfection or enforceability of such liens or security interests or such payment or allowance. Nothing in this Agreement shall be construed as in any way limiting a party's right to enforce the order of priorities of liens and debts set forth herein as against any other Person. Agent (on its own behalf or on behalf of the Issuing Bank or the Lenders) shall not contest the validity, perfection or enforceability of the Subordinated
Lien, or the allowance of the Subordinated Debt, provided such Subordinated Lien and Subordinated Debt are subordinate and junior to the Senior Lien and the Obligations, in accordance with all terms and provisions of this Agreement.

    13. Subordination Not Affected, Etc. Nothing in this Agreement shall be construed as affecting or in any way limiting the extension of any new or additional financial accommodation by Agent, the Issuing Bank and the Lenders to Borrower and the terms and conditions hereof shall apply to such new and additional financial accommodations. Notwithstanding the preceding sentence or anything contained in this Agreement to the contrary, none of the provisions of this Agreement shall be deemed or construed to constitute a commitment or an obligation on the part of Agent, the Issuing Bank or any Lender to make any future loans, advances or other extensions of credit or financial accommodation to Borrower. Subordinated
Creditor understands and agrees that all accrued interest, charges, expenses, attorneys' fees and other liabilities and obligations under the Loan Documents shall constitute part of the Obligations, and nothing in this Agreement shall be construed as affecting or in any way limiting any indulgence granted by Agent, the Issuing Bank or any Lender with respect to any existing financial accommodation to Borrower. The subordinations effected, and the rights created, hereby shall not be affected by (a) any amendment of or any addition of or supplement to the Loan Documents or any other instrument, document or agreement relating to the Obligations, (b) any exercise or non-exercise of any right, power or remedy under or in respect of the Obligations or the Loan Documents or any other instrument, document or agreement relating thereto, (c) the release, sale, exchange or surrender, in whole or in part, of any part of the Collateral or any additional collateral to which Agent, the Issuing Bank or any Lender may become entitled, (d) any release of any guarantor of or pledgor securing the Obligations or any security for such pledge or guaranty, or (e) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Obligations or the Loan Documents or any other instrument, document or agreement relating thereto or any security therefor or pledge or guaranty thereof, whether or not Subordinated Creditor shall have had notice or knowledge of any of the foregoing and regardless of whether Subordinated Creditor shall have consented or objected thereto. Any provision of any document, instrument or agreement evidencing, securing or otherwise relating to the Subordinated Debt purporting to limit or restrict in any way Borrower's ability to enter into any agreement with Agent, the Issuing Bank and the Lenders to amend or modify any document, instrument or agreement evidencing, securing or otherwise relating to the Obligations shall be deemed of no force or effect.

    14. Legend. Subordinated Creditor will cause all agreements, notes, bonds, debentures or other instruments from time to time evidencing the Subordinated Debt or any part thereof to contain a specific statement thereon to the effect that the indebtedness evidenced thereby is subject to the provisions of this Agreement, and Borrower agrees to the foregoing.

    15. Voided Payments. To the extent that Agent receives any payment on behalf of the Obligations which, within twelve (12) months of the date of such payment, is subsequently invalidated, declared to be fraudulent, avoidable or preferential, set aside or is required to be repaid to a trustee, receiver, the estate of Borrower or any other party under any bankruptcy act, state or Federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment that portion of the Obligations which had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made.

    16. Violation of Agreement by Borrower. Borrower agrees not to make any payment on the Subordinated Debt nor consent to or participate in any act which is in violation of the provisions of this Agreement. Borrower agrees that should it make any payment in contravention of any provision of this Agreement the maturity of said Obligations may be accelerated in accordance with the terms of the Credit Agreement.

    17. Waiver. Irrespective of the due date of any of the Subordinated Debt and except as permitted by Section 2(b), Subordinated Creditor hereby expressly waives any and all rights to payment by Borrower of the Subordinated Debt prior to the Termination Date.

    18. Immediate Effect. This Agreement shall be effective immediately upon its execution by each of the parties hereto, and there are no conditions precedent or subsequent to the effectiveness of this Agreement.

    19. Inducement. As an inducement to, and part of the consideration for, the consent of the Agent, the Issuing Bank and the Lenders to the creation of the Subordinated Lien, which Subordinated Creditor and Borrower acknowledge that Agent, the Issuing Bank and the Lenders would be unwilling to do without this Agreement, Subordinated Creditor has agreed, among other things, (i) to subordinate the Subordinated Debt to the Obligations as set forth herein, (ii) to subordinate the Subordinated Lien to the Senior Lien, and (iii) to forebear from foreclosing upon any part of the Collateral or any other security with respect to the Subordinated Debt or otherwise exercising Subordinated Creditor's remedies or taking any action against Borrower upon any of its obligations to Subordinated Creditor until the Termination Date.

    20.  Successors and Assigns; Continuing Effect, etc.
This Agreement is being entered into for the benefit of, and shall be binding upon, the Issuing Bank, each Lender, Agent, Subordinated Creditor, Borrower and their respective successors and assigns. Any Lender may assign or participate out to any other Person any portion of its interest under the Obligations and no such assignee or participant shall be required to become a signatory hereto. Any assignee or transferee of Subordinated Creditor or Borrower shall execute and deliver to the other parties hereto an agreement pursuant to which they will become parties hereto as fully as if they were signatories hereto and providing for the effectiveness of this Agreement as to such transferee or assignee and other parties. This Agreement shall be a continuing agreement, shall be irrevocable and shall remain in full force and effect until the Termination Date.

    21. Notification of Defaults. Borrower shall give written notice to Agent of a default or an event of default by
Borrower under the Additional Unsecured Debt.   Subordinated
Creditor shall give written notice to Agent of a default or an event of default by Borrower under the Subordinated Debt. Subordinated Creditor acknowledges that any default by Borrower under the Subordinated Debt or under the Additional Unsecured Debt is, automatically, an Event of Default of Borrower under the Obligations.

    22. Notices. Any notices, consents, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given to any party or parties (a) upon delivery to the address of the party or parties set forth below if delivered in person or by courier or if sent by certified or registered mail (return receipt requested), or (b) upon dispatch if transmitted by telecopy or other means of facsimile transmission, in any case to the party or parties at the telecopy numbers set forth below:

    If to Borrower:

            Zenith Electronics Corporation
            1000 Milwaukee Avenue
            Glenview, Illinois 60025
            Attn: Manager, Banking and Finance
            Telecopy No. (847) 391-8876

    If to Subordinated Creditor:

            LG Electronics Inc.
            20 Yoido-Dong, Youngdeungpo-Ku
            Seoul, Korea
            Attn: President
            Telecopy No. 822-37775304

    If to Agent:

            Citicorp North America, Inc.
            399 Park Avenue
            6th Floor- Zone 4
            New York, New York 10043
            Attn: Mr. Thomas Halsch
            Telecopy No. (212) 793-1290

Any party hereto may designate any other address or telecopy number, as applicable, to which any notices or other communications shall be given by notice duly given hereunder; provided, however, that any such notice of other address or telecopy number shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

    23. Amendments; Modifications. This Agreement may not be modified, altered or amended except by an agreement in writing executed by all of the parties hereto.

    24. Cost and Expenses of Enforcement. Borrower agrees to pay all costs, legal expenses and attorneys' and paralegals' fees of every kind, paid or incurred by Agent, the Issuing Bank or any Lender in enforcing its rights hereunder, including, but not limited to, litigation instituted in a State or Federal Court, as hereinafter provided (including proceedings under the United States Bankruptcy Code) or in so enforcing this Agreement, or in defending against any defense, cause of action, counterclaim, setoff or cross claim based on any act of commission or omission by Agent, the Issuing Bank or any Lender with respect to the Obligations or the Collateral promptly on demand of Agent.

    25.  JURISDICTION: SERVICE OF PROCESS.
THE PARTIES HERETO HEREBY IRREVOCABLY AGREE
THAT ALL ACTIONS ARISING DIRECTLY OR
INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF
THIS AGREEMENT SHALL BE INSTITUTED AND
LITIGATED ONLY IN COURTS HAVING SITUS IN NEW
YORK, NEW YORK (OR IN ANY UNITED STATES
BANKRUPTCY COURT WHEREIN ANY CASE OF
BORROWER UNDER THE BANKRUPTCY CODE IS THEN
PENDING), AND HEREBY CONSENT TO THE
EXCLUSIVE JURISDICTION AND VENUE OF ANY
STATE OR FEDERAL COURT LOCATED AND HAVING
ITS SITUS IN SAID CITY AND STATE (OR OF SUCH
BANKRUPTCY COURT).  THE PARTIES HERETO
HEREBY WAIVE ANY OBJECTION BASED ON FORUM
NONCONVENIENS, AND HEREBY WAIVE PERSONAL
SERVICE OF ANY AND ALL PROCESS.  THE PARTIES
CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY
BE MADE BY CERTIFIED MAIL, RETURN RECEIPT
REQUESTED, DIRECTED TO AGENT OR
SUBORDINATED CREDITOR AT THE RESPECTIVE
ADDRESSES SET FORTH HEREIN IN THE MANNER
PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF
COURT, OR OTHERWISE.

    26.  WAIVER OF DEFENSES; JURY TRIAL.
SUBORDINATED CREDITOR WAIVES EVERY DEFENSE,
CAUSE OF ACTION, COUNTERCLAIM OR SETOFF,
WHICH SUBORDINATED CREDITOR MAY NOW HAVE,
OR HEREAFTER MAY HAVE, TO ANY ACTION BY
AGENT IN ENFORCING THE TERMS AND PROVISIONS
OF THIS AGREEMENT AND RATIFIES AND CONFIRMS
WHATEVER AGENT MAY DO PURSUANT TO THE
TERMS HEREOF AND AGREES THAT AGENT SHALL
NOT BE LIABLE FOR ANY ERRORS OF JUDGMENT OR
MISTAKE OF FACT OR LAW EXCEPT FOR WILLFUL
MISCONDUCT OF AGENT OR BREACH OF THIS
AGREEMENT BY AGENT.  AGENT AND
SUBORDINATED CREDITOR, AND EACH ONE OF
THEM, KNOWINGLY, VOLUNTARILY AND
INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT
EITHER ONE OF THEM OR ANY MAY HAVE TO TRIAL
BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING
BASED HEREON, OR ARISING OUT OF, UNDER OR IN
CONNECTION WITH THIS AGREEMENT AND ANY
AGREEMENT CONTEMPLATED TO BE EXECUTED IN
CONJUNCTION HEREWITH OR ANY COURSE OF
CONDUCT OR COURSE OF DEALING HEREUNDER, IN
WHICH AGENT AND SUBORDINATED CREDITOR ARE
ADVERSE PARTIES.  THIS PROVISION IS A MATERIAL
INDUCEMENT FOR THE CONSENT OF AGENT, THE
ISSUING BANK AND THE LENDERS TO THE
SUBORDINATED LIEN.

    27.  Governing Law; Benefit of Agreement.  This
Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. All of the understandings, agreements, covenants and representations contained herein are solely for the benefit of Agent, the Issuing
Bank, the Lenders and Subordinated Creditor, and there are no other Persons who are intended to be benefited in any way whatsoever by this Agreement.

    28. Severability. In the event any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

    29. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

    30. Borrower's Acknowledgment. Borrower hereby consents to this Agreement, agrees to abide by the terms hereof, agrees to make no payments or distributions contrary to the terms and provisions hereof and to do every act and thing necessary to carry out such terms and provisions.

    31. Scope of Agreement. Nothing contained in this Agreement shall affect or impair or be a waiver of any rights of LG Electronics Inc. in any capacity other than as the holder of the Subordinated Debt and the Subordinated Lien.


    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


AGENT:           CITICORP NORTH AMERICA, INC.,
                 for itself and as Agent for the Lenders and the Issuing Bank


                 By: /s/ Thomas Halsch
                 Its:  Vice President



SUBORDINATED     LG ELECTRONICS INC.
CREDITOR:

                 By: /s/  John Koo
                 Its:   President and Chief Executive Officer


BORROWER:        ZENITH ELECTRONICS CORPORATION

                 By:  Kevin F. Brindley
                 Its:  Assistant Treasurer